Debt	12 Months Ended
Sep. 27, 2014
Debt

Note 6 – Debt

Commercial Paper

In April 2014, the Board of Directors authorized the Company to issue unsecured short-term promissory notes (“Commercial Paper”) pursuant to a commercial paper program. The Company intends to use net proceeds from the commercial paper program for general corporate purposes, including dividends and share repurchases. As of September 27, 2014, the Company had $6.3 billion of Commercial Paper outstanding, with a weighted-average interest rate of 0.12% and maturities generally less than nine months.

The following table provides a summary of cash flows associated with the issuance and maturities of Commercial Paper for 2014 (in millions):

Maturities less than 90 days:
Proceeds from (repayments of) commercial paper, net	$1,865

Maturities greater than 90 days:
Proceeds from commercial paper	4,771
Repayments of commercial paper	(330)

Maturities greater than 90 days, net	4,441

Total proceeds from issuance of commercial paper, net	$6,306

Long-Term Debt

In the third quarter of 2014 and 2013, the Company issued $12.0 billion and $17.0 billion of long-term debt, respectively. The debt issuances included floating- and fixed-rate notes with varying maturities for an aggregate principal amount of $29.0 billion (collectively the “Notes”). The Notes are senior unsecured obligations, and interest is payable in arrears, quarterly for the floating-rate notes and semi-annually for the fixed-rate notes.

The following table provides a summary of the Company’s long-term debt as of September 27, 2014 and September 28, 2013:

	2014		2013
	Amount (in millions)	Effective Interest Rate	Amount (in millions)	Effective Interest Rate
Floating-rate notes due 2016	$1,000	0.51%	$1,000	0.51%
Floating-rate notes due 2017	1,000	0.31%	0	0
Floating-rate notes due 2018	2,000	1.10%	2,000	1.10%
Floating-rate notes due 2019	1,000	0.54%	0	0
Fixed-rate 0.45% notes due 2016	1,500	0.51%	1,500	0.51%
Fixed-rate 1.05% notes due 2017	1,500	0.30%	0	0
Fixed-rate 1.00% notes due 2018	4,000	1.08%	4,000	1.08%
Fixed-rate 2.10% notes due 2019	2,000	0.53%	0	0
Fixed-rate 2.85% notes due 2021	3,000	0.79%	0	0
Fixed-rate 2.40% notes due 2023	5,500	2.44%	5,500	2.44%
Fixed-rate 3.45% notes due 2024	2,500	0.90%	0	0
Fixed-rate 3.85% notes due 2043	3,000	3.91%	3,000	3.91%
Fixed-rate 4.45% notes due 2044	1,000	4.48%	0	0

Total borrowings	29,000		17,000

Unamortized discount	(52)		(40)
Hedge accounting fair value adjustments	39		0

Total long-term debt	$28,987		$16,960

The Company has entered, and may enter in the future, into interest rate swaps to manage interest rate risk on the Notes. Such swaps allow the Company to effectively convert fixed-rate payments into floating-rate payments or floating-rate payments into fixed-rate payments. In the third quarter of 2014, the Company entered into interest rate swaps with an aggregate notional amount of $9.0 billion, which effectively converted the fixed-rate notes due 2017, 2019, 2021 and 2024 into floating-rate notes. In the third quarter of 2013, the Company entered into interest rate swaps with an aggregate notional amount of $3.0 billion, which effectively converted the floating-rate notes due 2016 and 2018 into fixed-rate notes.

The effective rates for the Notes include the interest on the Notes, amortization of the discount and, if applicable, adjustments related to hedging. The Company recognized $381 million and $136 million of interest expense on its long-term debt for the years ended September 27, 2014 and September 28, 2013, respectively. The Company did not have any long-term debt in 2012.

Future principal payments for the Company’s Notes as of September 27, 2014, are as follows (in millions):

2015	$0
2016	2,500
2017	2,500
2018	6,000
2019	3,000
Thereafter	15,000

Total	$29,000

As of September 27, 2014 and September 28, 2013, the fair value of the Company’s Notes, based on Level 2 inputs, was $28.5 billion and $15.9 billion, respectively.